      As filed with the Securities and Exchange Commission on July 2, 1997

                                              1933 Act Registration No. 33-39029
                                             1940 Act Registration No. 811-06281

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-lA

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  [X]


                   Pre-Effective Amendment No.       [_]

                   Post-Effective Amendment No. 10   [X]

   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]


                               Amendment No. 11

                         LIQUID INSTITUTIONAL RESERVES
               (Exact name of registrant as specified in charter)
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, ESQ.
                              SUSAN M. CASEY, ESQ.
                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N.W.
                          Washington, D.C.  20036-1800
                            Telephone (202) 778-9000

It is proposed that this filing will become effective:


     _____  Immediately upon filing pursuant to Rule 485(b)
     _____  On __________________ pursuant to Rule 485(b)
     _____  60 days after filing pursuant to Rule 485(a)(i)
       X    On  September 1, 1997 pursuant to Rule 485(a)(i)
     _____
     _____  75 days after filing pursuant to Rule 485(a)(ii)
     _____  On ___________________ pursuant to Rule 485(a)(ii)


Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant's fiscal year ended April 30, was filed on June 27, 1997.

                         LIQUID INSTITUTIONAL RESERVES

                       Contents of Registration Statement


This registration statement consists of the following papers and documents:

      Cover Sheet

      Contents of Registration Statement

      Cross Reference Sheets

      Part A - Prospectus

      Part B - Statement of Additional Information

      Part C - Other Information

      Signature Page

      Exhibits

                         LIQUID INSTITUTIONAL RESERVES

                        Form N-lA Cross Reference Sheet

  Part A Item No. and Caption                  Prospectus Caption
  ---------------------------                  ------------------
 1.  Cover Page                   Cover Page

 2.  Synopsis                     Expense Table

 3.  Condensed Financial          Financial Highlights; Performance Information
     Information

 4.  General Description of       Investment Objectives and Policies;
     Registrant                   Highlights; General Information

 5.  Management of the Fund       Expense Table; Investment Objectives and
                                  Policies; Management; Purchases; Redemptions

 5A. Management's Discussion of   Not Applicable
     Fund Performance

 6.  Capital Stock and Other      Purchases; Redemptions; Dividends and Taxes;
     Securities                   General Information

 7.  Purchase of Securities       Purchases; Redemptions; Management; Financial
     Being Offered                Intermediaries

 8.  Redemption or Repurchase     Purchases; Redemptions; Financial
                                  Intermediaries

 9.  Pending Legal Proceedings    Not Applicable

   Part B Item No. and Caption     Statement of Additional Information Caption
   ---------------------------     -------------------------------------------
10.  Cover Page                   Cover Page

11.  Table of Contents            Table of Contents

12.  General Information and      Not Applicable
     History

13.  Investment Objectives and    Investment Objective and Policies
     Policies

14.  Management of the Fund       Trustees and Officers; Principal Holders of
                                  Securities

15.  Control Persons and          Trustees and Officers; Principal Holders of
     Principal Holders of         Securities
     Securities

16.  Investment Advisory and      Investment Advisory, Administration and
     Other Services               Distribution Arrangements

   Part B Item No. and Caption     Statement of Additional Information Caption
   ---------------------------     -------------------------------------------
17.  Brokerage Allocation         Portfolio Transactions

18.  Capital Stock and Other      Additional Information Regarding Redemptions
     Securities

19.  Purchase, Redemption and     Additional Information Regarding Redemptions;
     Pricing of Securities        Valuation of Shares
     Being Offered

20.  Tax Status                   Taxes

21.  Underwriters                 Investment Advisory, Administration and
                                  Distribution Arrangements

22.  Calculation of Performance   Calculation of Yield
     Data

23.  Financial Statements         Financial Statements

Part C
------

     Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         LIQUID INSTITUTIONAL RESERVES

     MONEY MARKET FUND GOVERNMENT SECURITIES FUND TREASURY SECURITIES FUND

          1285 AVENUE OF THE AMERICAS . NEW YORK, NEW YORK 10019

Professionally managed money market funds seeking:

  . High Current Income
  . High Liquidity
  . Preservation of Capital

Money Market Fund, Government Securities Fund and Treasury Securities Fund ("Funds") are series of Liquid Institutional Reserves, a Massachusetts business trust ("Trust"). Each Fund offers two separate classes of shares-- "Institutional" shares and "Financial Intermediary" shares. Institutional shares are available for purchase primarily by institutional investors. Financial Intermediary shares are available for purchase by banks and other financial intermediaries for the benefit of their customers.

This Prospectus concisely sets forth information that a prospective investor should know about the Funds before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated September 1, 1997 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting the Funds, your PaineWebber Investment Executive or PaineWebber's correspondent firms, or by calling toll free 1-888-LIR-FUND.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE EACH FUND SEEKS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

SHARES OF A FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF A FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

-------------------------------------------------------------------------------

THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE  COMMISSION NOR  HAS THE  COMMISSION  PASSED UPON  THE ACCURACY  OR
  ADEQUACY  OF THIS  PROSPECTUS. ANY  REPRESENTATION  TO THE  CONTRARY IS  A
   CRIMINAL OFFENSE.

                    PROSPECTUS DATED SEPTEMBER 1, 1997

                                   HIGHLIGHTS

  See elsewhere in the Prospectus for more information on the topics discussed in these highlights.

The Funds:
                    Professionally managed money market funds (each a "Fund"). The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others.

                    Each Fund offers investors the choice of investing in two separate classes of shares.

                    . Institutional shares are available for purchase primarily by institutional investors.

                    . Financial Intermediary shares are available for purchase solely by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees payable by the Funds to those financial intermediaries for certain services they provide to the beneficial owners of those shares. See "Purchases," "Redemptions," "Financial Intermediaries" and "Valuation of Shares."

Investment          Money Market Fund--A diversified money market fund seeking
 Objectives and     high current income to the extent consistent with the
 Policies:          preservation of capital and the maintenance of liquidity
                    through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests in high quality money market instruments.

                    Government Securities Fund--A diversified money market fund seeking high current income consistent with the preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests in short-term U.S. government securities, the interest income from which is generally exempt from state income taxation.

                    Treasury Securities Fund--A diversified money market fund seeking high current income consistent with preservation of capital and maintenance of liquidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments; invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States.

Net Assets at May   Money Market Fund--$1.2 billion
 31, 1997:
                    Government Securities Fund--$94.8 million.

                    Treasury Securities Fund--$66.1 million.

Distributor and
 Investment
 Adviser:           PaineWebber Incorporated ("PaineWebber"). See "Management."


Sub-Adviser:        Mitchell Hutchins Asset Management Inc. ("Mitchell
                    Hutchins"). See "Management"

Purchases:
                    Shares may be purchased through PaineWebber, its correspondent firms or through First Data Investor Services Group, Inc., the Funds' transfer agent ("Transfer Agent"). See "Purchases."

Redemptions:
                    Shares may be redeemed through PaineWebber, its correspondent firms or the Transfer Agent. See "Redemptions."

Dividends:
                    Declared daily and paid monthly. All dividends are automatically paid in Fund shares unless the shareholder elects instead to have dividends transmitted by federal funds wire to either a designated bank account or PaineWebber account. See "Dividends and Taxes."

Minimum Initial
 Purchase:          $1,000,000 for Money Market Fund and Government Securities
                    Fund (or in a combination of both) and $250,000 for Treasury Securities Fund; no minimum for subsequent purchases.

Public Offering     Net asset value, which each Fund seeks to maintain at $1.00
 Price:             per share.

  WHO SHOULD INVEST. Each Fund has its own suitability considerations and risk factors, as summarized below and described in detail under "Investment Objectives and Policies." The Funds are designed primarily for institutions as an economical and convenient means for the investment of short-term funds that they hold for their own account or hold or manage for others. These institutions include corporations, banks, trust companies, insurance companies, investment counsellors, pension funds, employee benefit plans, law firms, trusts, estates and educational, religious and charitable organizations. See "Purchases" and "Management."

  RISK FACTORS. There can be no assurance that any Fund will achieve its investment objective. In periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, a Fund's yield generally will be somewhat lower. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, which may present a greater degree of risk than investments in securities of domestic issuers. See "Investment Objective and Policies" for more information about these and other risk factors.

  EXPENSES OF INVESTING IN THE FUNDS. The following tables are intended to assist investors in understanding the expenses associated with investing in each Fund.

                        SHAREHOLDER TRANSACTION EXPENSES
                                 FOR ALL FUNDS

Sales charge on purchases of shares........................................ None
Sales charge on reinvested dividends....................................... None
Redemption fee or deferred sales charge.................................... None

                        ANNUAL FUND OPERATING EXPENSES*
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                             GOVERNMENT
                              MONEY MARKET FUND           SECURITIES FUND        TREASURY SECURITIES FUND
                          -------------------------- -------------------------- --------------------------
                                         FINANCIAL                  FINANCIAL                  FINANCIAL
                          INSTITUTIONAL INTERMEDIARY INSTITUTIONAL INTERMEDIARY INSTITUTIONAL INTERMEDIARY
                             SHARES       SHARES**      SHARES       SHARES**      SHARES       SHARES**
                          ------------- ------------ ------------- ------------ ------------- ------------
Management Fees (after
 fee waivers)...........      0.20%        0.20%         0.20%        0.20%         0.20%        0.20%
Shareholder Servicing
 Fees...................      0.00%        0.25%         0.00%        0.25%         0.00%        0.25%
Other Expenses (after
 reimbursements)........      0.05%        0.05%         0.10%        0.10%         0.10%        0.10%
                              -----        -----         -----        -----         -----        -----
Total Operating Expenses
 (after fee
 waivers and
 reimbursements)........      0.25%        0.50%         0.30%        0.55%         0.30%        0.55%
                              =====        =====         =====        =====         =====        =====

                      EXAMPLE OF EFFECT OF FUND EXPENSES*

  An investor would pay directly or indirectly the following expenses on a $1,000 investment in each Fund, assuming a 5% annual return:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Money Market Fund
  Institutional shares..........................  $ 3     $ 8     $14     $32
  Financial Intermediary shares.................  $ 5     $16     $28     $63
Government Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69
Treasury Securities Fund
  Institutional shares..........................  $ 3     $10     $17     $38
  Financial Intermediary shares.................  $ 6     $18     $31     $69

  This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. The above tables and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, any Fund's projected or actual performance.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of average net assets and the extent to which each Fund incurs variable expenses, such as transfer agency costs, and the extent to which PaineWebber waives fees or reimburses a Fund for expenses.

                                          (footnotes continue on following page)

(footnotes from previous page)

   *Information in the expense table and the example reflect an agreement by PaineWebber and Mitchell Hutchins to waive 0.05% of the management fees and to reduce or otherwise limit the expenses of each Fund, on an annualized basis, to 0.30% and 0.55% of each Fund's average daily net assets for Institutional shares and Financial Intermediary shares, respectively. In the absence of this agreement, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's total operating expenses, stated as a percentage of average net assets, would have been 0.30%, 0.53% and 0.72%, respectively, for Institutional shares and 0.55%, 0.78% and 0.97% (estimated), respectively, for Financial Intermediary shares. Without this agreement, under the assumptions set forth in the example above, the expenses on a $1,000 investment in Money Market Fund, Government Securities Fund and Treasury Securities Fund at the end of one, three, five and ten years would have been $3, $10, $17 and $38; $5, $17, $30 and $66; and $7, $23, $40 and $89, respectively, for Institutional shares and would have been $6, $18, $31 and $69; $8, $25, $43 and $97; and $10,
$31, $54 and $119 (estimated), respectively, for Financial Intermediary shares. PaineWebber and Mitchell Hutchins do not anticipate that they will waive fees or reimburse expenses in the current fiscal year, except to the extent necessary to comply with the fee waiver and total expense limitation agreement described above.
  **No Financial Intermediary shares were outstanding during each Fund's last fiscal year.

FINANCIAL HIGHLIGHTS

  The following tables provide investors with selected data and ratios for one share of each class of shares outstanding for each Fund for each of the peri-ods shown. No Financial Intermediary shares were outstanding during the fiscal years ended April 30, 1997 and 1996. This information is supplemented by the financial statements, accompanying notes and the unqualified report of Ernst & Young LLP, independent auditors, which appear in the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1997 and are incorporated by reference into the Statement of Additional Information. The Funds' Annual Re-port to Shareholders may be obtained without charge by calling 1-888-LIR-FUND. The financial statements and notes, as well as the information in the tables appearing below insofar as it relates to the fiscal years ended April 30, 1997 and 1996, have been audited by Ernst & Young LLP. The financial information for periods prior to 1996 was audited by another independent accounting firm, whose reports thereon were unqualified.

                                                                MONEY MARKET FUND
                          ---------------------------------------------------------------------------------------------------
                                                                                                        FINANCIAL
                                                                                                       INTERMEDIARY
                                              INSTITUTIONAL SHARES                                       SHARES**
                          ------------------------------------------------------------------ --------------------------------
                                       FOR THE YEARS ENDED                    FOR THE PERIOD                  FOR THE PERIOD
                                            APRIL 30,                         JUNE 3, 1991+      FOR THE      MARCH 17, 1994+
                          --------------------------------------------------        TO          YEAR ENDED          TO
                             1997       1996     1995++     1994      1993    APRIL 30, 1992 APRIL 30, 1995++ APRIL 30, 1994
                          ----------  --------  --------  --------  --------  -------------- ---------------- ---------------
Net asset value,
 beginning of period....     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00         $ 1.00           $ 1.00
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net investment income...       0.052     0.055     0.048     0.030     0.031        0.044          0.027            0.004
Net realized losses from
 investment
 transactions...........         --        --     (0.008)      --        --           --             --               --
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net increase from
 investment operations..       0.052     0.055     0.040     0.030     0.031        0.044          0.027            0.004
                          ----------  --------  --------  --------  --------     --------        -------          -------
Dividends from net
 investment income......      (0.052)   (0.055)   (0.048)   (0.030)   (0.031)      (0.044)        (0.027)          (0.004)
                          ----------  --------  --------  --------  --------     --------        -------          -------
Contribution to capital
 from predecessor
 adviser (1)............         --        --      0.008       --        --           --             --               --
                          ----------  --------  --------  --------  --------     --------        -------          -------
Net asset value, end of
 period.................     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00       $ 1.00         $ 1.00           $ 1.00
                          ==========  ========  ========  ========  ========     ========        =======          =======
Total investment return
 (2)....................       5.33%     5.61%     4.91%     3.03%     3.16%        4.52%          3.10%            0.37%
                          ==========  ========  ========  ========  ========     ========        =======          =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $1,246,799  $421,878  $220,844  $254,281  $385,618     $335,868            --           $ 9,000
Expenses to average net
 assets net of
 waivers/reimbursements
 from adviser...........       0.25%     0.31%     0.35%     0.33%     0.34%        0.30%*         0.60%*           0.58%*
Expenses to average net
 assets before
 waivers/reimbursements
 from adviser...........       0.30%     0.37%     0.37%     0.33%     0.36%        0.41%*         0.62%*           0.58%*
Net investment income to
 average net assets net
 of
 waivers/reimbursements
 from adviser...........       5.24%     5.47%     4.68%     2.96%     3.13%        4.76%*         4.17%*           2.93%*
Net investment income to
 average net assets
 before waivers/
 reimbursements from
 adviser................       5.19%     5.41%     4.66%     2.96%     3.11%        4.65%*         4.15%*           2.93%*

--------
   + Commencement of issuance of shares

 ++ Sub-advisory functions for the Fund were transferred from Kidder Peabody
    Asset Management, Inc. to Mitchell Hutchins on January 30, 1995.
   * Annualized

 ** For the years ended April 30, 1996 and 1997 and for the period from Decem-ber 24, 1994 to April 30, 1995 there were no outstanding Financial Inter-mediary shares of Money Market Fund. For the years ended April 30, 1996 and 1997 and for the period from March 22, 1995 to April 30, 1996 there were no outstanding Financial Intermediary shares of Government Securities Fund.

(1) Kidder Peabody Asset Management, Inc., the Funds' predecessor investment adviser and administrator, purchased certain of Money Market Fund's and Government Securities Fund's variable rate securities on July 6, 1994 at prices equal to the securities' amortized cost plus accrued and unpaid in-terest. Since the purchases were made at prices above the securities' cur-rent fair value, the Funds recorded a contribution to capital.

(2) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and dis-tributions at net asset value on the payable dates, and a sale at net as-set value on the last date of each period reported. Total investment re-turn for periods of less than one year has not been annualized.

                       GOVERNMENT SECURITIES FUND
------------------------------------------------------------------------------
                                                                 FINANCIAL
                                                                INTERMEDIARY
                  INSTITUTIONAL SHARES                            SHARES**
------------------------------------------------------------- ----------------
           FOR THE YEARS ENDED                 FOR THE PERIOD  FOR THE PERIOD
                APRIL 30,                      JUNE 3, 1991+   JULY 12, 1994+
---------------------------------------------        TO              TO
  1997     1996    1995++    1994      1993    APRIL 30, 1992 APRIL 30, 1995++
  ----     ----    -------  -------  --------  -------------- ----------------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
--------  -------  -------  -------  --------     --------        -------
   0.051    0.053    0.048    0.029     0.031        0.044          0.032
     --     0.001   (0.008)     --        --           --             --
--------  -------  -------  -------  --------     --------        -------
   0.051    0.054    0.040    0.029     0.031        0.044          0.032
--------  -------  -------  -------  --------     --------        -------
  (0.051)  (0.054)  (0.047)  (0.029)   (0.031)      (0.044)        (0.032)
--------  -------  -------  -------  --------     --------        -------
     --       --     0.007      --        --           --             --
--------  -------  -------  -------  --------     --------        -------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00    $ 1.00       $ 1.00         $ 1.00
========  =======  =======  =======  ========     ========        =======
   5.20%    5.50%    4.61%    2.97%     3.13%        4.46%          3.31%
========  =======  =======  =======  ========     ========        =======
$106,843  $43,770  $54,903  $84,209  $102,611     $144,853            --
   0.30%    0.32%    0.35%    0.35%     0.34%        0.30%*         0.60%*
   0.53%    0.56%    0.47%    0.37%     0.36%        0.41%*         0.72%*
   5.09%    5.52%    4.75%    2.95%     3.11%        4.63%*         4.58%*
   4.86%    5.28%    4.63%    2.93%     3.09%        4.52%*         4.46%*
                       TREASURY SECURITIES FUND
------------------------------------------------------------------------------
                         INSTITUTIONAL SHARES
------------------------------------------------------------------------------
                      FOR THE YEARS ENDED                FOR THE PERIOD
                           APRIL 30,                    DECEMBER 6, 1991+
------------------------------------------------------        TO
  1997     1997     1996    1995++    1994     1993      APRIL 30, 1992
  ----    -------- -------- -------- -------- --------  -----------------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
--------- -------- -------- -------- -------- -------- -----------------
   0.051    0.049    0.048    0.049    0.028    0.029         0.016
     --       --     0.003   (0.002)     --       --            --
--------- -------- -------- -------- -------- -------- -----------------
   0.051    0.049    0.051    0.047    0.028    0.029         0.016
--------- -------- -------- -------- -------- -------- -----------------
  (0.051)  (0.049)  (0.051)  (0.047)  (0.028)  (0.029)       (0.016)
--------- -------- -------- -------- -------- -------- -----------------
     --       --       --       --       --       --            --
--------- -------- -------- -------- -------- -------- -----------------
 $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00   $ 1.00        $ 1.00
========= ======== ======== ======== ======== ======== =================
   5.20%    5.02%    5.23%    4.75%    2.87%    2.89%         1.62%
========= ======== ======== ======== ======== ======== =================
$106,843  $65,893  $19,624  $23,762  $38,602   $8,064       $15,003
   0.30%    0.30%    0.32%    0.22%    0.18%    0.33%         0.06%*
   0.53%    0.72%    0.94%    0.84%    0.76%    1.10%         2.05%*
   5.09%    4.97%    5.71%    5.51%    3.66%    3.65%         5.88%*
   4.86%    4.56%    5.09%    4.89%    3.08%    2.88%         3.89%*

INVESTMENT OBJECTIVES AND POLICIES

  The investment objective of each Fund is to earn high current income to the extent consistent with the preservation of capital and the maintenance of li-quidity through investments in a diversified portfolio of high quality, short-term, U.S. dollar-denominated money market instruments. Each Fund seeks to meet this objective by following different investment policies.

  Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. All securities in which each Fund invests have or are deemed to have remaining maturities of 397 days or less on the date of purchase. In managing each Fund's portfolio, Mitchell Hutchins may employ a number of professional money management techniques, including varying the composition and the weighted average maturity of each Fund's portfolio based upon its assessment of the relative values of various money market instruments and future interest rate patterns, in order to respond to changing economic and money market con-ditions and to shifts in fiscal and monetary policy. Mitchell Hutchins may also seek to improve a Fund's yield by purchasing or selling securities to take advantage of yield disparities among similar or dissimilar money market instruments that regularly occur in the money markets.

  There can be no assurance that the Funds will achieve their investment ob-jectives. In periods of declining interest rates, the Funds' yields will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite generally will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true.

MONEY MARKET FUND

  Money Market Fund invests in high quality, short-term, U.S. dollar-denomi-nated money market instruments. These instruments include government securi-ties, obligations of banks, commercial paper and other short-term corporate obligations, corporate bonds and notes, variable and floating rate securities and participation interests or repurchase agreements involving any of the foregoing securities. Participation interests are pro rata interests in secu-rities held by others.

  The U.S. government securities in which the Money Market Fund may invest in-clude direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and obligations issued or guaranteed by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as Government National Mortgage Association certificates ("GNMAs")), securities supported primarily or solely by the creditworthiness of the issuer (such as securities of the Resolution Funding Corporation and the Tennessee Valley Authority) and securities that are supported primarily or solely by specific pools of assets and the credit-worthiness of a U.S. government-related issuer (such as mortgage-backed secu-rities issued by Fannie Mae, also known as the Federal National Mortgage Asso-ciation).

  Money Market Fund may invest in obligations (including certificates of de-posit, bankers' acceptances and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase. The Fund may invest in non-negotiable time deposits of U.S. banks, savings associ-ations and similar depository institutions having total assets in excess of $1.5 billion at the time of purchase only if the time deposits have maturities of seven days or less. Money Market Fund also may invest in interest-bearing savings deposits in U.S. banks and savings associations having total assets of $1.5 billion or less, provided that the principal amount of each deposit is fully insured by the Federal Deposit Insurance Corporation and provided that the aggregate principal amount of such deposits (plus interest earned) does not exceed 5% of the Fund's assets.

  The commercial paper and other short-term obligations purchased by Money Market Fund consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the Trust's board of trustees (sometimes re-ferred to as the "board"), present minimal credit risks and are either (1) rated in the highest short- term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"), (2) rated in the high-est short-term rating category by a single NRSRO if only that NRSRO has as-signed the obligations a short-term rating or (3) unrated, but determined by

Mitchell Hutchins to be of comparable quality ("First Tier Securities"). The Fund generally may invest no more than 5% of its total assets in the securi-ties of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

GOVERNMENT SECURITIES FUND

  Government Securities Fund invests in U.S. government securities, the inter-est income from which is generally exempt from state income taxation. The Fund intends to emphasize investments in securities eligible for this exemption in the maximum number of states. Securities generally eligible for this exemption include those issued by the U.S. Treasury and those issued by certain agen-cies, authorities or instrumentalities of the U.S. government, including the Federal Home Loan Banks, Federal Farm Credit Banks Funding Corp. and the Stu-dent Loan Marketing Association. The Fund seeks to invest substantially all of its assets in securities with these characteristics. Under extraordinary cir-cumstances, however, such as when securities with those characteristics are unavailable at prices deemed reasonable by Mitchell Hutchins, the Fund may temporarily hold cash or invest in other U.S. government securities, such as those issued by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Small Business Administration. The Fund may acquire any of the above securities on a forward commitment or when-issued ba-sis. The Fund will not enter into repurchase agreements.

  Each investor should consult its own tax advisor to determine whether dis-tributions from Government Securities Fund derived from interest on its port-folio securities are exempt from state income taxation in the investor's own state.

TREASURY SECURITIES FUND

  Treasury Securities Fund invests exclusively in securities issued by the U.S. Treasury, which are supported by the full faith and credit of the United States. The Fund may acquire any of these securities on a forward commitment or when-issued basis. The Fund will not enter into repurchase agreements.

OTHER INVESTMENT POLICIES AND RISK FACTORS

  U.S. GOVERNMENT SECURITIES. Money Market Fund may also acquire custodial re-ceipts that evidence ownership of future interest payments, principal payments or both that have been "stripped" from certain U.S. Treasury notes or bonds. These custodial receipts are known by various names, including "Treasury In-vestment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Trea-sury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury. The staff of the SEC currently takes the position that inter-ests in "stripped" U.S. government securities that are not part of the STRIPS program are not U.S. government securities.

  VARIABLE AND FLOATING RATE SECURITIES. Money Market Fund and Government Se-curities Fund may purchase variable and floating rate securities with remain-ing maturities in excess of 13 months issued by U.S. government agencies or instrumentalities or guaranteed by the U.S. government. In addition, Money Market Fund may purchase variable and floating rate securities of other is-suers with remaining maturities in excess of 13 months if they are subject to a demand feature exercisable within 13 months or less. The yield on these se-curities is adjusted in relation to changes in specific rates, such as the prime rate, and different securities may have different adjustment rates. The Funds' investments in these securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 13 months or less. Certain of these obligations carry a demand feature that gives a Fund the right to tender them back to the issuer or a remarketing agent and receive the principal amount of the security prior to maturity. The demand feature may be backed by letters of credit or other liquidity support arrangements provided by banks or other financial institutions, whose credit standing affects the credit quality of the obligation. Changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

  VARIABLE AMOUNT MASTER DEMAND NOTES. Securities purchased by Money Market Fund may include variable amount master demand notes, which are unsecured re-deemable obligations that permit investment of varying amounts at fluctuating interest rates under a direct agreement between the Fund and the issuer. The principal amount of these notes may be increased from time to time by the parties (subject to specified maximums) or decreased by the Fund or the issuer. These notes are payable on demand and are typically unrated.

  REPURCHASE AGREEMENTS. Money Market Fund may enter into repurchase agree-ments with U.S. banks and dealers with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. Repurchase agreements are transactions in which the Fund purchases securities from a bank or recog-nized securities dealer and simultaneously commits to resell the securities to that bank or dealer at an agreed-upon date or upon demand and at a price re-flecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investments in securities, including possible de-cline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes insolvent, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

  FOREIGN SECURITIES. Money Market Fund may invest in U.S. dollar-denominated securities of foreign issuers, including debt securities of foreign corpora-tions and foreign governments and obligations of foreign banks. Such invest-ments may involve risks that are different from investments in U.S. issuers. These risks may include future unfavorable political and economic develop-ments, possible withholding taxes, seizure of foreign deposits, currency con-trols, interest limitations or other governmental restrictions that might af-fect the payment of principal or interest on the securities held by the Fund. Additionally, there may be less publicly available information about foreign issuers as these issuers may not be subject to the same regulatory require-ments as domestic issuers.

  LENDING OF PORTFOLIO SECURITIES. Each Fund may lend its securities to quali-fied broker-dealers or institutional investors in an amount up to 33 1/3% of the Fund's total assets taken at market value. Lending securities enables the Funds to earn additional income, but could result in a loss or delay in recov-ering these securities.

  OTHER INVESTMENT POLICIES. Each Fund may purchase securities on a "when-is-sued" or forward commitment basis, that is, for delivery beyond the normal settlement date at a stated price and yield. A Fund generally would not pay for such securities or start earning interest on them until they are received. However, when a Fund purchases securities on a when-issued basis, it immedi-ately assumes the risks of ownership, including the risk of price fluctuation. Failure by the issuer to deliver a security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment.

  Each Fund may borrow money from banks for temporary purposes in an aggregate amount not exceeding 33 1/3% of the value of the Fund's total assets. A Fund may not purchase portfolio securities while borrowings exceed 5% of the value of the Fund's assets.

  No Fund will invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  A Fund's investment objective may not be changed without the approval of its shareholders. Certain other investment limitations, as described in the State-ment of Additional Information, also may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

PURCHASES

  The Funds accept the settlement of purchase orders only in available federal funds. ("Federal funds" are funds deposited by a commercial bank in an account at a Federal Reserve Bank that can be transferred to a similar account of an-other bank in one day and thus may be made immediately available to a Fund through its custodian.)

  Each Fund offers investors the choice of investing in two separate classes of shares--Institutional shares and Financial Intermediary shares. Institu-tional shares in each Fund are available for purchase by institutional invest-ors, and, at the discretion of PaineWebber, for purchase by individuals or other entities. Financial Intermediary shares in each Fund are available for purchase only by banks and other financial intermediaries for the benefit of their customers. Financial Intermediary shares bear all fees pay able by the Fund to those financial intermediaries for certain services they provide to the beneficial owners of these shares.

  The minimum initial investment is $1,000,000 in Money Market Fund or Govern-ment Securities Fund (or in a combination of both) and $250,000 in Treasury Securities Fund. These minimums may be waived at the discretion of PaineWebber. Financial intermediaries purchasing shares for the accounts of their customers may set a higher minimum for their customers. There is no min-imum subsequent investment.

  Shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next determined after receipt and acceptance of a pur-chase order by the Transfer Agent, subject to timely receipt of federal funds as provided below. An investor can place a purchase order up until 2:30 p.m. (Eastern time) for Money Market Fund and 12:00 noon (Eastern time) for Govern-ment Securities Fund and Treasury Securities Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm who must then relay the order to the Transfer Agent by the times noted above. For the purchase of Fund shares to be effected on that Business Day, the investor must wire federal funds to the Trust, care of the Transfer Agent, and that wire must be credited to that bank account by a Federal Reserve Bank on that Business Day. Otherwise, the order will be executed as of such times on the following Business Day if federal funds have been received by that time. Calls may be initiated by any authorized party on the account, including your PaineWebber Investment Executive. A "Business Day" is any day on which the Massachusetts offices of the Trust's custodian, State Street Bank and Trust Company ("Custodian"), and the Transfer Agent, and the New York City of-fices of PaineWebber and PaineWebber's bank are all open for business.

  The Trust and PaineWebber reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

  [The availability of Fund shares to customers of PaineWebber's correspondent firms varies depending on the arrangements between PaineWebber and such firms.]

  Investors who are purchasing shares should instruct their banks to transfer federal funds by wire. Wire transfers should be directed to:

                               LIR     Fund

         [insert Fund name: Money Market, Government or Treasury]

                            c/o BSD&T Company

                             CR DDA #13-860-6

                            CR PW A/C #

           [insert PaineWebber account name and account number]

                              ABA #011001234

  Unless the investor otherwise specifies, all shares purchased will be Insti-tutional shares.

  REMOTE TRADE ENTRY. At its discretion, the Trust may offer eligible institu-tional investors who meet certain conditions an electronic trade order entry
(RTE) capability. For more information on this option, please contact your PaineWebber Investment Executive or the Transfer Agent at 1-888-LIR-FUND. PaineWebber and/or an investor's bank may impose a service charge for wire transfers.

EXCHANGES

  Shareholders may exchange shares of one Fund for shares of another Fund based on the next determined net asset value per share. Exchange orders are accepted up until 12:00 noon (Eastern time) for each Fund by telephoning the Transfer Agent at 1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or corre-spondent firm which must then relay the order to the Transfer Agent as noted above. Calls may be initiated by any authorized party on the account, includ-ing your PaineWebber Investment Executive.

  Exchange transactions must meet the minimum initial investment of the new Fund. There is no minimum for subsequent exchanges between Fund accounts once they have been activated.

REDEMPTIONS

  Shareholders may redeem all or any portion of the shares in their accounts at any time at the net asset value per share next computed after the receipt of a redemption request in proper form by the Transfer Agent. Redemption or-ders are accepted up until 2:30 p.m. (Eastern time) for Money Market Fund and up until 12:00 noon (Eastern time) for Government Securities Fund and Treasury Securities Fund by telephoning the Transfer Agent at #1-888-LIR-FUND and speaking with a representative. Investors may also place an order through a PaineWebber Investment Executive or correspondent firm which must then relay the order to the Transfer Agent by the times noted above. Calls may be initiated by any authorized party on the account, including your PaineWebber Investment Executive. Redemption proceeds will be paid by federal funds wired to one or more of the bank accounts that have been designated by the shareholder, normally on the Business Day the redemption request is ac-cepted.

  ADDITIONAL INFORMATION ON REDEMPTIONS. Shareholders with questions about re-demption requirements should consult their PaineWebber Investment Executives, correspondent firms or the Transfer Agent at 1-888-LIR-FUND. Shareholders will earn dividends on redeemed shares up to (but not including) the day of redemp-tion. The redemption price may be more or less than the purchase price, de-pending on the market value of a Fund's portfolio; however, each Fund antici-pates that its net asset value per share will normally be $1.00 per share. See "Valuation of Shares."

  There is no minimum amount for redemptions.

  ADDITIONAL INFORMATION ON FINANCIAL INTERMEDIARY SHARES. Each Fund's shares are sold and redeemed without charge by the Fund. Financial intermediaries purchasing or holding Financial Intermediary shares for their customer ac-counts may charge customers for cash management and other services provided in connection with their accounts, including, for instance, account maintenance fees, compensating balance requirements or fees based on account transactions, assets or income. The dividends payable to beneficial owners of Financial In-termediary shares will be reduced by the amount of fees paid by a Fund to fi-nancial intermediaries through which those shares are purchased and held. See "Financial Intermediaries." A customer should consider the terms of his or her account with a financial intermediary before purchasing shares. A financial intermediary purchasing or redeeming shares on behalf of its customers is re-sponsible for transmitting orders to the Transfer Agent in accordance with its customer agreements and the procedures noted above.

VALUATION OF SHARES

  Each Fund uses its best efforts to maintain its net asset value at $1.00 per share. Each Fund's net asset value per share is determined by dividing the value of its investments and other assets minus its liabilities by the number of Fund shares outstanding. The net asset value per share for Money Market Fund is determined once each Business Day at 2:30 p.m. (Eastern time). The net asset value per share for Government Securities Fund and Treasury Securities Fund is determined once each Business Day at 12:00 noon (Eastern time).

  Each Fund values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the differ-ence between the acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board.

DIVIDENDS AND TAXES

  DIVIDENDS. Each Business Day, each Fund declares as dividends all of its net investment income. Shares are entitled to receive dividends beginning on the date the purchase order is accepted; dividends are accrued to shareholder ac-counts daily and are paid on the last Business Day of the month. Dividends are automatically paid in additional Fund shares unless the shareholder elects in-stead to have dividends transmitted by federal funds wire to either a desig-nated bank account or PaineWebber account. Shares do not earn dividends on the day of redemption.

  Each Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions of such gain if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Funds do not expect to realize net long-term capital gain and thus do not an-ticipate payment of any long-term capital gain distributions. Dividends paid on both classes of shares are calculated at the same time and in the same man-ner. Dividends on Institutional shares are expected to be higher than those paid on Financial Intermediary shares because of the higher expenses borne by the Financial Intermediary shares.

  FEDERAL TAX. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code so that it will be relieved of federal income tax on that part of its investment company tax-able income (consisting generally of taxable net investment income and net short-term capital gain, if any) that is distributed to its shareholders.

  Dividends from a Fund's investment company taxable income (whether paid in cash or in additional Fund shares) are taxable to its shareholders as ordinary income to the extent of its earnings and profits. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Funds' dividends and distributions will not qualify for the divi-dends-received deduction for corporations.

  Some states permit shareholders to treat their portions of a Fund's divi-dends that are attributable to interest on U.S. Treasury securities and cer-tain U.S. government securities as income that is exempt from state and local income taxes, if the Fund meets certain asset and diversification require-ments. Dividends attributable to earnings on repurchase agreements and securi-ties loans are, as a general rule, subject to state and local taxation.

  Each Fund notifies its shareholders following the end of each calendar year of the tax status of all distributions paid (or deemed paid) during that year. The notice sent by each Fund specifies the portions of their dividends that are attributable to U.S. Treasury securities and specific types of U.S. gov-ernment securities.

  Each Fund is required to withhold 31% of all taxable dividends payable to any individuals and certain other noncorporate shareholders who (1) do not provide the Fund with a correct taxpayer identification number or (2) other-wise are subject to backup withholding.

  ADDITIONAL INFORMATION. The foregoing is only a summary of some of the im-portant federal, state and local income tax considerations generally affecting the Funds and their shareholders; see the Statement of Additional Information for a further discussion. There may be other federal, state and local tax con-siderations applicable to a particular investor. Prospective shareholders are urged to consult their tax advisers.

MANAGEMENT

  The board, as part of its overall management responsibility, oversees vari-ous organizations responsible for the Funds' day-to-day management. PaineWebber, the Funds' investment adviser and administrator, provides a con-tinuous investment program for each Fund and supervises all aspects of its op-erations. As sub-adviser to the Funds, Mitchell Hutchins makes and implements investment decisions and, as sub-administrator, is responsible for the day-to-day administration of the Funds.

  PaineWebber receives a monthly fee for these services. For the fiscal year ended April 30, 1997, the advisory and administration fees payable to PaineWebber by each Fund were equal to 0.25% of the Fund's average daily net assets. PaineWebber has undertaken to waive 0.05% of its fees and to maintain each Fund's total annual operating expenses at a level not exceeding 0.30% and 0.55% of the Fund's average daily net assets annually for Institutional shares and Financial Intermediary shares, respectively. After PaineWebber's waiver of a portion of the fees and/or expense reimbursements with respect to each Fund's Institutional shares, for the fiscal year ended April 30, 1997, Money Market Fund's, Government Securities Fund's and Treasury Securities Fund's to-tal expenses represented 0.25%, 0.30% and 0.30%, respectively, of their aver-age net assets. No Financial Intermediary shares of the Funds were outstanding during that period. PaineWebber (not the Funds) pays Mitchell Hutchins a fee for its sub-advisory and sub-administration services, at an annual rate of 50% of the fee received by PaineWebber from each Fund for advisory and administra-tive services.

  PaineWebber and Mitchell Hutchins are located at 1285 Avenue of the Ameri-cas, New York, New York 10019. Mitchell Hutchins is a wholly owned subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At May 31, 1997, PaineWebber or Mitchell Hutchins was investment adviser or sub-adviser to 30 registered investment companies with 65 separate portfolios and aggregate as-sets in excess of $32.7 billion.

  Mitchell Hutchins personnel may engage in securities transactions for their own accounts pursuant to a code of ethics that establishes procedures for per-sonal investing and restricts certain transactions.

  PaineWebber is the distributor of each Fund's shares.

FINANCIAL INTERMEDIARIES

  Financial intermediaries, such as banks and savings associations, may pur-chase Financial Intermediary shares for the accounts of their customers. The Trust will enter into a service agreement with each financial intermediary that purchases Financial Intermediary shares requiring it to provide support services to its customers who are the beneficial owners of Financial Interme-diary shares in consideration of the Trust's payment of 0.25%, on an annualized basis, of the average daily net asset value of the Financial Intermediary shares held by the financial intermediary for the benefit of its customers. These services, which are described in greater detail in the State-ment of Additional Information under "Management of the Trust--Financial Intermediaries," include: aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; processing dividend payments on behalf of customers; providing information periodically to customers show-ing their positions in Financial Intermediary shares; arranging for bank wires; responding to customer inquiries relating to the services performed by the financial intermediary; providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information neces-sary for sub-accounting; forwarding shareholder communications from a Fund to customers, if required by law; and such other similar services as the Trust may reasonably request from time to time to the extent the financial interme-diary is permitted to do so under federal and state statutes, rules and regu-lations. Under the terms of the service agreements, financial intermediaries are required to provide to their customers a schedule of any additional fees that they may charge customers in connection with their investments in Finan-cial Intermediary shares. Financial Intermediary shares are available for pur-chase only by financial intermediaries that have entered into service agree-ments with the Trust in connection with their investment. Financial intermedi-aries providing services to beneficial owners of Financial Intermediary shares in certain states may be required to be registered as dealers under the laws of those states.

  Should future legislative, judicial or administrative action prohibit or re-strict the activities of banks serving as financial intermediaries in connec-tion with the provision of support services to their customers, the Trust might be required to alter or discontinue its arrangements with financial in-termediaries and change its method of operations with respect to Financial Intermediary shares. It is not anticipated, however, that any change in the Trust's method of operations would affect its net asset values per share or result in a financial loss to any shareholder.

PERFORMANCE INFORMATION

  From time to time each Fund may advertise its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of a Fund is the income on an invest-ment in that Fund over a specified seven-day period. This income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The "effective yield" is calcu-lated similarly, but when annualized the income earned is assumed to be rein-vested. The "effective yield" will be higher than the "yield" because of the compounding effect of this assumed reinvestment.

  Current yield and effective yield are calculated separately for Institu-tional shares and Financial Intermediary shares. Since holders of Financial Intermediary shares bear all service fees for the services rendered by finan-cial intermediaries, the net yield on Financial Intermediary shares can be ex-pected at any given time to be approximately 0.25% lower than the net yield on Institutional shares. Any additional fees directly assessed by financial in-termediaries will have the effect of further reducing the net yield realized by a beneficial owner of Financial Intermediary shares.

  Each Fund may also advertise other performance data, which may consist of the annual or cumulative return (including realized net short-term capital gain, if any) earned on a hypothetical investment in the Fund since it began operations or for shorter periods. This return data may or may not assume re-investment of dividends (compounding).

GENERAL INFORMATION

  The Trust is registered as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated February 14, 1991. The board has authority to issue an unlimited number of shares of beneficial interest of separate series, par value $0.001 per share.

  Each share of a Fund has equal voting, dividend and liquidation rights, ex-cept that beneficial owners of Financial Intermediary shares receive certain services directly from financial intermediaries, bear certain service fees and enjoy exclusive voting rights on matters relating to these services and fees.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders.

  Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee by vote cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders of the Trust for the purposes of voting upon the question of removal of any trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

  Shareholders of each Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumula-tive and, as a result, the holders of more than 50% of the shares of the Trust may elect all of its trustees. The shares of each Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters affecting only that class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the securities is required by law. Financial intermediaries holding shares for their own ac-counts must undertake to vote the shares in the same proportions as the vote of shares held for their customers.

  CERTIFICATES. To avoid additional operating expenses and for investor conve-nience, share certificates are not issued. Ownership of shares of each Fund is recorded on a share register by the Transfer Agent, and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

  REPORTS. Shareholders receive audited annual and unaudited semiannual finan-cial statements of the Funds. All purchases and redemptions of Fund shares are confirmed to shareholders at least quarterly.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heri-tage Drive, North Quincy, Massachusetts 02171, is custodian of the Trust's as-sets. First Data Investor Services Group, Inc., whose principal business ad-dress is 4400 Computer Drive, Westborough, Massachusetts 01581-5159, is the Trust's transfer and dividend disbursing agent.

PaineWebber
Prospectus


   ---------------------------------------------------------------------------

   Liquid
   Institutional
   Reserves

   Money Market
   Fund

   Government
   Securities
   Fund

   Treasury
   Securities
   Fund

   SEPTEMBER 1, 1997
TABLE OF CONTENTS

Highlights..................................................................  2
Financial Highlights........................................................  6
Investment Objectives and Policies..........................................  8
Purchases................................................................... 10
Exchanges................................................................... 11
Redemptions................................................................. 11
Valuation of Shares......................................................... 12
Dividends and Taxes......................................................... 12
Management.................................................................. 13
Financial Intermediaries.................................................... 13
Performance Information..................................................... 14
General Information......................................................... 14



--------------------------------------------------------------------------------

No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus. If given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds or their distributor in any jurisdiction in which such offering may not lawfully be made.

     PaineWebber

     (C)1997 PaineWebber Incorporated

                         LIQUID INSTITUTIONAL RESERVES
                               MONEY MARKET FUND
                          GOVERNMENT SECURITIES FUND
                           TREASURY SECURITIES FUND

                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Liquid Institutional Reserves (the "Trust") is a no-load, open-end investment company offering shares in three separate, diversified, money market funds ("Funds"). Each Fund seeks high current income to the extent consistent with the preservation of capital and the maintenance of liquidity through investments in high quality, short-term, U.S. dollar-denominated money market instruments. The investment adviser, administrator and distributor of each Fund is PaineWebber Incorporated ("PaineWebber"); the sub-adviser and sub-administrator of each Fund is Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber. This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Funds' current Prospectus, dated September 1, 1997. A copy of the Prospectus may be obtained by contacting any PaineWebber Investment Executive or correspondent firm or by calling 1-888-LIR-FUND. This Statement of Additional Information is dated September 1, 1997.

                     INVESTMENT POLICIES AND RESTRICTIONS

  The following supplements the information contained in the Prospectus concerning the Funds' investment policies and limitations.

  YIELDS AND RATINGS OF MONEY MARKET INVESTMENTS. The yields on the money market instruments in which the Funds invest (such as U.S. government securities, commercial paper and bank obligations) are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of nationally recognized statistical rating organizations ("NRSROs") represent their opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced. In the event that a security in a Fund's portfolio ceases to be a "First Tier Security," as defined in the Prospectus, or Mitchell Hutchins becomes aware that a security has received a rating below the second highest rating by any NRSRO, Mitchell Hutchins or the Trust's board of trustees ("board") will consider whether the Fund should continue to hold the obligation. A First Tier Security rated in the highest short-term rating category by a single NRSRO at the time of purchase that subsequently receives a rating below the highest rating category from a different NRSRO will continue to be considered a First Tier Security.

  REPURCHASE AGREEMENTS. As stated in the Prospectus, Money Market Fund may enter into repurchase agreements with respect to any security in which that Fund is authorized to invest, except that securities subject to repurchase agreements may have maturities in excess of 13 months. The Fund maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or securities dealer to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Fund upon acquisition is accrued as interest and included in the Fund's net investment income.

  Repurchase agreements carry certain risks not associated with direct investments in securities. Money Market Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board. Mitchell Hutchins will review and monitor the creditworthiness of those institutions under the board's general supervision.

  ILLIQUID SECURITIES. No Fund may invest more than 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of such securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins, pursuant to guidelines approved by the board. Mitchell Hutchins takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins monitors the liquidity of restricted securities held by the Funds and reports periodically on such decisions to the board.

  FLOATING RATE AND VARIABLE RATE DEMAND INSTRUMENTS. Money Market Fund and Government Securities Fund may invest in floating rate and variable rate securities with demand features. A demand feature gives a Fund the right to sell the securities back to a specified party, usually a remarketing agent, on a specified date, at a price equal to their amortized cost value plus accrued interest. A demand feature is often backed by a letter of credit, guarantee or other liquidity support arrangement from a bank or other financial institution that may be drawn upon demand, after specified notice, for all or any part of the exercise price of the demand feature. Generally, a Fund intends to exercise demand features (1) upon a default under the terms of the underlying security, (2) to maintain a Fund's portfolio in accordance with its investment objective and policies or applicable legal or regulatory requirements or (3) as needed to provide liquidity to a Fund in order to meet redemption requests. The ability of a bank or other financial institution to fulfill its obligations under a letter of credit, guarantee or other liquidity arrangement might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The interest rate on floating rate or variable rate securities ordinarily is readjusted on the basis of the prime rate of the bank that originated the financing or some other index or published rate, such as the 90-day U.S. Treasury bill rate, or is otherwise reset to reflect market rates of interest. Generally, these interest rate adjustments cause the market value of floating rate and variable rate securities to fluctuate less than the market value of fixed rate obligations.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Fund may purchase securities on a "when-issued" or "delayed delivery" basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect the Fund's net asset value. When a Fund commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Restrictions--Segregated Accounts."

  SEGREGATED ACCOUNTS. When a Fund enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, the Fund will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Funds' custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Funds will retain authority to terminate any loan at any time. The Funds may pay reasonable fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Funds will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Funds' interest.

  Pursuant to procedures approved by the board governing each Fund's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for the Funds. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The following fundamental investment limitations cannot be changed for a Fund without the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, later changes in percentage resulting from changing values of portfolio securities or amount of total assets will not be considered a violation of any of the following limitations.

  Each Fund will not:

    (1) purchase securities of any one issuer if, as a result, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

      The following interpretation applies to, but is not a part of, this fundamental restriction: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

    (2) purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities or to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks.

      The following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

    (3) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (5) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund many purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The following investment restrictions may be changed by the board without shareholder approval.

  Each Fund will not:

    (1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Fund may make deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (2) engage in short sales of securities or maintain a short position, except that the Fund may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

          TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                POSITION WITH        BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE          TRUST            OTHER DIRECTORSHIPS
 ---------------------------- ----------------- -----------------------------
 Margo N. Alexander**; 50        Trustee and    Mrs. Alexander is president,
                                  President      chief executive officer and
                                                 a director of Mitchell
                                                 Hutchins (since January
                                                 1995), and an executive vice
                                                 president and a director of
                                                 PaineWebber. Mrs. Alexander
                                                 is president and a director
                                                 or trustee of 29 investment
                                                 companies for which Mitchell
                                                 Hutchins or PaineWebber
                                                 serves as investment advis-
                                                 er.
 Richard Q. Armstrong; 62          Trustee      Mr. Armstrong is chairman and
 78 West Brother Drive                           principal of RQA Enterprises
 Greenwich, CT 06830                             (management consulting firm)
                                                 (since April 1991 and prin-
                                                 cipal occupation since March
                                                 1995). Mr. Armstrong is also
                                                 director of Hi Lo Automo-
                                                 tive, Inc. He was chairman
                                                 of the board, chief execu-
                                                 tive officer and co-owner of
                                                 Adirondack Beverages (pro-
                                                 ducer and distributor of
                                                 soft drinks and
                                                 sparkling/still waters) (Oc-
                                                 tober 1993-March 1995). Mr.
                                                 Armstrong was a partner of
                                                 The New England Consulting
                                                 Group (management consulting
                                                 firm) (December 1992-
                                                 September 1993). He was man-
                                                 aging director of LVMH U.S.
                                                 Corporation (U.S. subsidiary
                                                 of the French luxury goods
                                                 conglomerate, Luis Vuitton
                                                 Moet Hennessey Corporation)
                                                 (1987-1991) and chairman of
                                                 its wine and spirits subsid-
                                                 iary, Schieffelin & Somerset
                                                 Company (1987-1991). Mr.
                                                 Armstrong is a director or
                                                 trustee of 28 investment
                                                 companies for which Mitchell
                                                 Hutchins or PaineWebber
                                                 serves as investment advi-
                                                 sor.
 E. Garrett Bewkes, Jr.**; 70    Trustee and    Mr. Bewkes is a director of
                               Chairman of the   Paine Webber Group Inc. ("PW
                              Board of Trustees  Group") (holding company of
                                                 PaineWebber and Mitchell
                                                 Hutchins). Prior to December
                                                 1995, he was a consultant to
                                                 PW Group. Prior to 1988, he
                                                 was chairman of the board,
                                                 president and chief execu-
                                                 tive officer of American
                                                 Bakeries Company. Mr. Bewkes
                                                 is also a director of Inter-
                                                 state Bakeries Corporation
                                                 and NaPro BioTherapeutics,
                                                 Inc. Mr. Bewkes is a direc-
                                                 tor or trustee of 29 invest-
                                                 ment companies for which
                                                 Mitchell Hutchins or
                                                 PaineWebber serves as in-
                                                 vestment adviser.

                               POSITION
                                 WITH            BUSINESS EXPERIENCE;
    NAME AND ADDRESS*; AGE      TRUST            OTHER DIRECTORSHIPS
 ----------------------------- -------- -------------------------------------
 Richard R. Burt; 50           Trustee  Mr. Burt is chairman of International
 1101 Connecticut Avenue, N.W.           Equity Partners (international in-
 Washington, D.C. 20036                  vestments and consulting firm)
                                         (since March 1994) and a partner of
                                         McKinsey & Company (management con-
                                         sulting firm) (since 1991). He is
                                         also a director of American Publish-
                                         ing Company and Archer-Daniels-Mid-
                                         land Co. (agricultural commodities).
                                         He was the chief negotiator in the
                                         Strategic Arms Reduction Talks with
                                         the former Soviet Union (1989-1991)
                                         and the U.S. Ambassador to the Fed-
                                         eral Republic of Germany (1985-
                                         1989). Mr. Burt is a director or
                                         trustee of 28 investment companies
                                         for which Mitchell Hutchins or
                                         PaineWebber serves as investment ad-
                                         viser.
 Mary C. Farrell**; 47         Trustee  Ms. Farrell is a managing director,
                                         senior investment strategist and
                                         member of the Investment Policy Com-
                                         mittee of PaineWebber. Ms. Farrell
                                         joined PaineWebber in 1982. She is a
                                         member of the Financial Women's As-
                                         sociation and Women's Economic
                                         Roundtable and is employed as a reg-
                                         ular panelist on Wall $treet Week
                                         with Louis Rukeyser. She also serves
                                         on the Board of Overseers of New
                                         York University's Stern School of
                                         Business. Ms. Farrell is a director
                                         or trustee of 28 investment compa-
                                         nies for which Mitchell Hutchins or
                                         PaineWebber serves as investment ad-
                                         viser.
 Meyer Feldberg; 55            Trustee  Mr. Feldberg is Dean and Professor of
 Columbia University                     Management of the Graduate School of
 101 Uris Hall                           Business, Columbia University. Prior
 New York, New York 10027                to 1989, he was president of the Il-
                                         linois Institute of Technology. Dean
                                         Feldberg is also a director of K-III
                                         Communications Corporation, Feder-
                                         ated Department Stores Inc. and Rev-
                                         lon, Inc. Dean Feldberg is a direc-
                                         tor or trustee of 28 investment com-
                                         panies for which Mitchell Hutchins
                                         or PaineWebber serves as investment
                                         adviser.
 George W. Gowen; 67           Trustee  Mr. Gowen is a partner in the law
 666 Third Avenue                        firm of Dunnington, Bartholow &
 New York, New York 10017                Miller. Prior to May 1994, he was a
                                         partner in the law firm of Fryer,
                                         Ross & Gowen. Mr. Gowen is also a
                                         director of Columbia Real Estate In-
                                         vestments, Inc. Mr. Gowen is a di-
                                         rector or trustee of 28 investment
                                         companies for which Mitchell
                                         Hutchins or PaineWebber serves as
                                         investment adviser.

                                POSITION WITH       BUSINESS EXPERIENCE;
     NAME AND ADDRESS*; AGE         TRUST            OTHER DIRECTORSHIPS
 ------------------------------ -------------- ------------------------------
 Frederic V. Malek; 60             Trustee     Mr. Malek is chairman of
 1455 Pennsylvania Avenue, N.W.                 Thayer Capital Partners (mer-
 Suite 350                                      chant bank). From January
 Washington, D.C. 20004                         1992 to November 1992, he was
                                                campaign manager of Bush-
                                                Quayle '92. From 1990 to
                                                1992, he was vice chairman
                                                and, from 1989 to 1990, he
                                                was president of Northwest
                                                Airlines Inc., NWA Inc.
                                                (holding company of Northwest
                                                Airlines Inc.) and Wings
                                                Holdings Inc. (holding com-
                                                pany of NWA Inc.). Prior to
                                                1989, he was employed by the
                                                Marriott Corporation (hotels,
                                                restaurants, airline catering
                                                and contract feeding), where
                                                he most recently was an exec-
                                                utive vice president and
                                                president of Marriott Hotels
                                                and Resorts. Mr. Malek is
                                                also a director of American
                                                Management Systems, Inc.
                                                (management consulting and
                                                computer-related services),
                                                Automatic Data Processing,
                                                Inc., CB Commercial Group,
                                                Inc. (real estate services),
                                                Choice Hotels International
                                                (hotel and hotel franchis-
                                                ing), FPL Group, Inc. (elec-
                                                tric services), Integra, Inc.
                                                (bio-medical), Manor Care,
                                                Inc. (health care), National
                                                Education Corporation and
                                                Northwest Airlines Inc. Mr.
                                                Malek is a director or
                                                trustee of 28 investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber
                                                serves as investment adviser.
 Carl W. Schafer; 61               Trustee     Mr. Schafer is president of
 P.O. Box 1164                                  the Atlantic Foundation
 Princeton, NJ 08542                            (charitable foundation sup-
                                                porting mainly oceanographic
                                                exploration and research). He
                                                also is a director of Roadway
                                                Express, Inc. (trucking), The
                                                Guardian Group of Mutual
                                                Funds, Evans Systems, Inc. (a
                                                motor fuels, convenience
                                                store and diversified compa-
                                                ny), Electronic Clearing
                                                House, Inc. (financial trans-
                                                actions processing), Wainoco
                                                Oil Corporation and
                                                Nutraceutix, Inc. (biotech-
                                                nology company). Prior to
                                                January 1993, he was chairman
                                                of the Investment Advisory
                                                Committee of the Howard
                                                Hughes Medical Institute. Mr.
                                                Schafer is a director or
                                                trustee of 28 investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber
                                                serves as investment adviser.
 Dennis McCauley; 50            Vice President Mr. McCauley is a managing di-
                                                rector and chief investment
                                                officer--fixed income of
                                                Mitchell Hutchins. Prior to
                                                December, 1994, he was direc-
                                                tor of fixed income invest-
                                                ments of IBM Corporation. Mr.
                                                McCauley is a vice president
                                                of 19 investment companies
                                                for which Mitchell Hutchins
                                                or PaineWebber serves as in-
                                                vestment adviser.

                           POSITION WITH          BUSINESS EXPERIENCE;
  NAME AND ADDRESS*; AGE       TRUST              OTHER DIRECTORSHIPS
 ------------------------- -------------- -----------------------------------
 Ann E. Moran; 40          Vice President Ms. Moran is a vice president and a
                           and Assistant   manager of the mutual fund finance
                             Treasurer     division of Mitchell Hutchins. Ms.
                                           Moran is a vice president and as-
                                           sistant treasurer of 29 investment
                                           companies for which Mitchell
                                           Hutchins or PaineWebber serves as
                                           investment adviser.
 Dianne E. O'Donnell; 45   Vice President Ms. O'Donnell is a senior vice
                           and Secretary   president and deputy general coun-
                                           sel of Mitchell Hutchins. Ms.
                                           O'Donnell is a vice president and
                                           secretary of 28 investment compa-
                                           nies and vice president and assis-
                                           tant secretary of one investment
                                           company for which Mitchell
                                           Hutchins or PaineWebber serves as
                                           investment adviser.
 Emil Polito; 36           Vice President Mr. Polito is a senior vice presi-
                                           dent and director of operations
                                           and control for Mitchell Hutchins.
                                           From March 1991 to September 1993
                                           he was director of the Mutual
                                           Funds Sales Support and Service
                                           Center for Mitchell Hutchins and
                                           PaineWebber. Mr. Polito is vice
                                           president of 29 investment compa-
                                           nies for which Mitchell Hutchins
                                           or PaineWebber services as invest-
                                           ment adviser.
 Susan P. Ryan; 37         Vice President Ms. Ryan is a senior vice president
                                           of Mitchell Hutchins. Ms. Ryan has
                                           been with Mitchell Hutchins since
                                           1982. Ms. Ryan is a vice president
                                           of five investment companies for
                                           which Mitchell Hutchins or
                                           PaineWebber serves as investment
                                           adviser.
 Victoria E. Schonfeld; 46 Vice President Ms. Schonfeld is a managing direc-
                                           tor and general counsel of Mitch-
                                           ell Hutchins. Prior to May 1994,
                                           she was a partner in the law firm
                                           of Arnold & Porter. Ms. Schonfeld
                                           is a vice president of 29 invest-
                                           ment companies for which Mitchell
                                           Hutchins or PaineWebber serves as
                                           investment adviser.
 Paul H. Schubert; 34      Vice President Mr. Schubert is a first vice presi-
                           and Treasurer   dent and the director of the mu-
                                           tual fund finance division of
                                           Mitchell Hutchins. From August
                                           1992 to August 1994, he was a vice
                                           president of BlackRock Financial
                                           Management, L.P. Prior to August
                                           1992, he was an audit manager with
                                           Ernst & Young LLP. Mr. Schubert is
                                           a vice president and treasurer of
                                           29 investment companies for which
                                           Mitchell Hutchins or PaineWebber
                                           serves as investment adviser.

                            POSITION WITH         BUSINESS EXPERIENCE;
   NAME AND ADDRESS*; AGE       TRUST             OTHER DIRECTORSHIPS
 -------------------------- -------------- ---------------------------------
 Barney A. Taglialatela; 36 Vice President Mr. Taglialatela is a vice presi-
                            and Assistant   dent and a manager of the mutual
                              Treasurer     fund finance division of Mitch-
                                            ell Hutchins. Prior to February
                                            1995, he was a manager of the
                                            mutual fund finance division of
                                            Kidder Peabody Asset Management,
                                            Inc. Mr. Taglialatela is a vice
                                            president and assistant trea-
                                            surer of 28 investment companies
                                            for which Mitchell Hutchins or
                                            PaineWebber serves as investment
                                            adviser.
 Keith A. Weller; 36        Vice President Mr. Weller is a first vice presi-
                            and Assistant   dent and associate general coun-
                              Secretary     sel of Mitchell Hutchins. Prior
                                            to May 1995, he was an attorney
                                            in private practice. Mr. Weller
                                            is a vice president and assis-
                                            tant secretary of 28 investment
                                            companies for which Mitchell
                                            Hutchins or PaineWebber serves
                                            as investment adviser.
 Ian W. Williams; 39        Vice President Mr. Williams is a vice president
                            and Assistant   and a manager of the mutual fund
                              Treasurer     finance division of Mitchell
                                            Hutchins. Prior to June 1992, he
                                            was an audit senior accountant
                                            with Price Waterhouse LLP. Mr.
                                            Williams is a vice president and
                                            assistant treasurer of 28 in-
                                            vestment companies for which
                                            Mitchell Hutchins or PaineWebber
                                            serves as investment adviser.

--------
 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

  The Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each Fund and $150 for each board meeting and each meeting of a board committee (other than committee meetings held on the same day as a board meeting). Each chairman of the audit and contract review committee of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers of the Trust own in the aggregate less than 1% of the shares of each Fund. Because PaineWebber and Mitchell Hutchins perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees.

  The table below includes certain information relating to the compensation of the Trust's current trustees who held office with the Trust or other PaineWebber funds for the last fiscal and calendar years.

                           COMPENSATION TABLE+

                                                              TOTAL COMPENSATION
                                                                FROM THE TRUST
                                       AGGREGATE COMPENSATION      AND THE
NAME OF PERSONS, POSITION                 FROM THE TRUST*       FUND COMPLEX**
-------------------------              ---------------------- ------------------
Richard Q. Armstrong, Trustee.........         $4,675              $59,873
Richard R. Burt, Trustee..............         $4,225              $51,173
Meyer Feldberg, Trustee...............         $4,675              $96,181
George W. Gowen, Trustee..............         $4,675              $92,431
Frederic V. Malek, Trustee............         $4,675              $92,431
Carl W. Schafer, Trustee..............         $4,867              $62,307

--------

 + Only independent trustees are compensated by the Trust and identified above; trustees who are "interested persons," as defined in the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended April 30, 1997.

** Represents total compensation paid to each trustee during the calendar year ended December 31, 1996; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                     PRINCIPAL HOLDERS OF SECURITIES

  The following persons are shown on the Trust's records as having owned of record 5% or more of the indicated Fund's Institutional shares:

                                                                          NUMBER AND PERCENTAGE
                                                                   OF INSTITUTIONAL SHARES BENEFICIALLY
           FUND                       NAME AND ADDRESS*                 OWNED AS OF JUNE 30, 1997
           ----                       -----------------            ------------------------------------
Government Securities Fund  Imperial Thrift & Loan Association              8,833,206.53 (11.2%)
                            National Plus Plan of the Textile
                             Workers Pension Fund                            6,872,929.55 (8.7%)
                            Alliance Imaging, Inc.                         10,144,277.09 (12.9%)
Treasury Securities Fund    Macrochem Corp.                                  6,396,607.86 (8.1%)
                            Louis C. Generali & Sandra E. Generali           3,958,549.27 (7.6%)
                            Joseph Lucarelli Jr.                             5,235,625.29 (6.7%)

  The Trust is not aware as to whether or to what extent shares owned of record also are owned beneficially.
--------
* Each shareholder listed above may be contacted c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, NY 10019.

                    INVESTMENT ADVISORY, ADMINISTRATION AND
                           DISTRIBUTION ARRANGEMENTS

  INVESTMENT ADVISORY AND ADMINISTRATION ARRANGEMENTS. PaineWebber acts as the Trust's investment adviser and administrator pursuant to a contract dated April 13, 1995 ("PaineWebber Contract"). Under the PaineWebber Contract, the Trust pays PaineWebber an annual fee, computed daily and paid monthly, at an annual rate of 0.25% of each Fund's average daily net assets.

  During each of the periods indicated, PaineWebber or Kidder, Peabody Asset Management, Inc. ("KPAM"), a predecessor adviser and administrator, earned or accrued advisory fees in the amounts set forth below. As also set forth below, PaineWebber or KPAM during these periods voluntarily waived a portion of its fees and/or voluntarily paid other Fund expenses.

                                                    FISCAL YEAR ENDED APRIL 30
                                                   ----------------------------
                                                      1997      1996     1995
                                                   ---------- -------- --------
   Money Market Fund.............................. $2,196,654 $669,836 $595,984
     Fee Amount Waived............................ $  439,015 $102,772 $      0
     Expenses Reimbursed.......................... $        0 $ 59,795 $ 45,499
   Government Securities Fund..................... $  203,152 $124,281 $166,715
     Fee Amount Waived............................ $   40,607 $ 16,752 $      0
     Expenses Reimbursed.......................... $  144,536 $105,334 $ 81,678
   Treasury Securities Fund....................... $   99,845 $ 62,167 $ 57,716
     Fee Amount Waived............................ $   19,956 $  7,410 $  6,926
     Expenses Reimbursed.......................... $  147,250 $129,447 $138,518

  Under a contract with PaineWebber dated April 15, 1996 with respect to the Trust ("Mitchell Hutchins Contract"), Mitchell Hutchins serves as the Trust's sub-adviser and sub-administrator. Under the Mitchell Hutchins Contract, PaineWebber (not the Trust) pays Mitchell Hutchins a fee, computed daily and paid monthly, at an annual rate of 50% of the fee paid by each Fund to PaineWebber under the PaineWebber Contract, net of waivers and/or reimbursements.

  During each of the periods indicated, PaineWebber paid (or accrued) to Mitchell Hutchins the fees indicated below under either the Mitchell Hutchins Contract or a predecessor agreement:

                                                     FISCAL YEAR ENDED APRIL 30
                                                     --------------------------
                                                        1997       1996
                                                     ---------- ----------
   Money Market Fund................................ $  877,358 $  220,065
   Government Securities Fund....................... $    8,099 $   39,863
   Treasury Securities Fund......................... $        0 $   17,551

  Under the terms of the PaineWebber Contract, the Trust bears all expenses incurred in its operation that are not specifically assumed by PaineWebber. General expenses of the Trust not readily identifiable as belonging to a specific Fund are allocated among series by or under the direction of the Trust's board in such manner as the board deems fair and equitable. Expenses borne by the Trust include the following (or each Fund's share of the following): (1) the cost (including brokerage commissions and other transaction costs, if any) of securities purchased or sold by the Funds and any losses incurred in connection therewith, (2) fees payable to and expenses incurred on behalf of the Funds by PaineWebber, (3) organizational expenses,
(4) filing fees and expenses relating to the registration and qualification of the shares of the Funds under federal and state securities laws and maintaining such registrations and qualifications, (5) fees and salaries payable to the trustees and officers who are not interested persons of the Trust or PaineWebber, (6) all expenses incurred in connection with the trustees' services, including travel expenses, (7) taxes (including any income or franchise taxes) and governmental fees, (8) costs of any liability, uncollectable items of deposit and other insurance or fidelity bonds, (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or a Fund for violation of any law,
(10) legal, accounting and auditing expenses, including legal fees of special counsel for those trustees who are not interested persons of the Trust, (11) charges of custodians, transfer agents and other agents, (12) expenses of setting in type and printing prospectuses and supplements thereto, reports and statements to shareholders and proxy material for existing shareholders, (13) costs of mailing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials to existing shareholders, (14) any extraordinary expenses (including fees and disbursements of counsel, costs of actions, suits or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, trustees, agents and shareholders) incurred by a Fund, (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations, (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof, (17) the cost of investment company literature and other publications provided to the trustees and officers, and
(18) costs of mailing, stationery and communications equipment.

  Under the PaineWebber and Mitchell Hutchins Contracts (collectively, "Contracts"), PaineWebber or Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Contracts, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of PaineWebber or Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

  The Contracts are terminable with respect to each Fund at any time without penalty by vote of the Trust's board of trustees or by vote of the holders of a majority of the outstanding voting securities of that Fund on 60 days' written notice to PaineWebber or Mitchell Hutchins, as the case may be. The PaineWebber Contract is also terminable without penalty by PaineWebber on 60 days' written notice to the Trust, and the Mitchell Hutchins Contract is terminable without penalty by PaineWebber or Mitchell Hutchins on 60 days' written notice to the other party. The Contracts terminate automatically upon their assignment, and the Mitchell Hutchins Contract also terminates automatically upon the assignment of the PaineWebber Contract.

  The following table shows the approximate net assets as of May 31, 1997, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                           INVESTMENT CATEGORY                        NET ASSETS
                           -------------------                        ----------
                                                                       ( $ MIL)
     Domestic (excluding Money Market)...............................  $5,757.7
     Global..........................................................   3,109.4
     Equity/Balanced.................................................   3,943.5
     Fixed Income (excluding Money Market)...........................   4,923.6
       Taxable Fixed Income..........................................   3,379.7
       Tax-Free Fixed Income.........................................   1,543.9
     Money Market Funds..............................................  23,869.9

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber mutual funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber mutual funds and other Mitchell Hutchins advisory clients.

  DISTRIBUTION ARRANGEMENTS. PaineWebber acts as distributor of shares of the Trust under a distribution contract with the Trust, which requires PaineWebber to use its best efforts, consistent with its other business, to sell shares of the Trust. Shares of the Trust are offered continuously.

                            PORTFOLIO TRANSACTIONS

  The Mitchell Hutchins Contract authorizes Mitchell Hutchins (with the approval of the Trust's board) to select brokers and dealers to execute purchases and sales of the Funds' portfolio securities. The Contract directs Mitchell Hutchins to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds. To the extent that the execution and price offered by more than one dealer are comparable, Mitchell Hutchins may, in its discretion, effect transactions in portfolio securities with dealers who provide the Funds with research, analysis, advice and similar services. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid had no services been provided by the executing dealer. Moreover, Mitchell Hutchins will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services that could be purchased for hard dollars. Research services furnished by the dealers with which a Fund effects securities transactions may be used by Mitchell Hutchins in advising other funds or accounts it advises and, conversely, research services furnished to Mitchell Hutchins in connection with other funds or accounts that Mitchell Hutchins advises may be used in advising the Fund. Information and research received from dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Mitchell Hutchins Contract. During the past three fiscal years, none of the Funds has paid any brokerage commissions, nor has any Fund allocated any transactions to dealers for research, analysis, advice and similar services.

  Mitchell Hutchins may engage in agency transactions in over-the-counter equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include a requirement that Mitchell Hutchins obtain multiple quotes from dealers before executing the transactions on an agency basis.

  The Funds purchase portfolio securities from dealers and underwriters as well as from issuers. Securities are usually traded on a net basis with dealers acting as principal for their own accounts without a stated commission. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. When securities are purchased directly from an issuer, no commissions or discounts are paid. When securities are purchased in underwritten offerings, they include a fixed amount of compensation to the underwriter.

  Investment decisions for each Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between a Fund and such other account(s) as to amount according to a formula deemed equitable to that Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

  As of April 30, 1997, Money Market Fund owned commercial paper and short-term obligations issued by the following issuers that are regular broker-dealers for the Fund: Bear Stearns Companies, Inc.--$12,000,000; Goldman Sachs Group LP--$14,990,783; Morgan Stanley Group Incorporated--$34,909,110; and Merrill Lynch & Co., Incorporated--$46,970,116.

                 ADDITIONAL INFORMATION REGARDING REDEMPTIONS

  Each Fund may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for a Fund to dispose of securities owned by it or to determine fairly the market value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's portfolio at the time, although each Fund seeks to maintain a constant net asset value of $1.00 per share.

  If conditions exist that make cash payments undesirable, each Fund reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Fund's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for one shareholder.

                              VALUATION OF SHARES

  Money Market Fund's net asset value per share is determined by State Street Bank and Trust Company ("State Street") as of 2:30 p.m., Eastern time, on each Business Day. Government Securities Fund's and Treasury Securities Fund's net asset values per share are determined by State Street as of 12:00 noon, Eastern time, on each Business Day. As defined in the Prospectus, "Business Day" means any day on which the Massachusetts offices of State Street, and the Fund's transfer agent, First Data Investor Services Group, Inc. ("Transfer Agent") and the New York City offices of PaineWebber and PaineWebber's bank are all open for business. One or more of these institutions will be closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Patriots' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day.

  Each Fund values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 ("Rule") under the 1940 Act. To use amortized cost to value its portfolio securities, a Fund must adhere to certain conditions under that Rule relating to the Fund's investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value of an instrument, whereby the difference between its acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account, and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions take place at a time when interest rates have increased, a Fund might have to sell portfolio securities prior to maturity and at a price that might not be desirable.

  The board has established procedures ("Procedures") for the purpose of maintaining a constant net asset value of $1.00 per share, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for any Fund, the board will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument having, or deemed to have, a remaining maturity of more than 397 days, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality under the Rule and that Mitchell Hutchins, acting pursuant to the Procedures, determines present minimal credit risks, and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset value per share will be maintained. In the event amortized cost ceases to represent fair value per share, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, each Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used.

                                     TAXES

  In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain, if any) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities held for less than three months; (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities) of any one issuer.

  A Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

                             CALCULATION OF YIELD

  Each Fund computes its yield and effective yield quotations using standardized methods required by the SEC. The Fund from time to time advertises (1) its current yield based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting yield figure carried to at least the nearest hundredth of one percent, and (2) its effective yield based on the same seven-day period by compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) to the power of 365/7] - 1

  Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yield of each Fund fluctuates, it cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed-to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each fund's investment policies, including the types of investments made, the average maturity of the portfolio securities and whether there are any special account charges that may reduce the yield.

  The following yields are for the seven-day period ended April 30, 1997:

                                                                       EFFECTIVE
                                FUND                            YIELD    YIELD
                                ----                            -----  ---------
     Money Market Fund......................................... 5.35%    5.49%
     Government Securities Fund................................ 5.19%    5.33%
     Treasury Securities Fund.................................. 5.06%    5.18%

  OTHER INFORMATION. The Funds' performance data quoted in advertising and other promotional materials ("Performance Advertisements") represent past performance and are not intended to predict or indicate future results. The return on an investment in each Fund will fluctuate. In Performance Advertisements, the Funds may compare their taxable yield with data published by Lipper Analytical Services, Inc. for money funds ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), IBC Financial Data, Inc. ("IBC"), Wiesenberger Investment Companies Service ("Wiesenberger") or Investment Company Data Inc. ("ICD"), or with the performance of recognized stock and other indexes, including the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers Government Bond Index and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, IBC, Wiesenberger or ICD. Performance Advertisements also may refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

  Each Fund may also compare its performance with the performances of bank certificates of deposit ("CDs") as measured by the CDA Certificate of Deposit Index and the Bank Rate Monitor National Index and the average of yields of CDs of major banks published by Banxquotes(R) Money Markets. In comparing a Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Bank accounts are insured in whole or in part by an agency of the U.S. government and may offer a fixed rate of return. Fund shares are not insured or guaranteed by the U.S. government and returns thereon will fluctuate. While each Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  Each Fund may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends on a Fund investment are reinvested by being paid in additional Fund shares, any future income of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends had been paid in cash. Each Fund may also make available to shareholders a daily accrual factor or "mil rate" representing dividends accrued to shareholder accounts on a given day or days. Certain shareholders may find that this information facilitates accounting or recordkeeping.

                               OTHER INFORMATION

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a Fund, the trustees or any of them in connection with the Trust. The Declaration of Trust provides for indemnification from a Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations, a possibility which PaineWebber believes is remote and not material. Upon payment of any liability incurred by a shareholder, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The trustees intend to conduct the operations of each Fund in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Funds. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Funds.

FINANCIAL INTERMEDIARIES

  The Trust will enter into an agreement with each financial intermediary that purchases Financial Intermediary shares requiring the financial intermediary to provide support services to its customers who beneficially own Financial Intermediary shares in consideration of the Trust's payment of 0.25% (on an annualized basis) of the average daily net asset value of the Financial Intermediary shares held by the financial intermediary for the benefit of its customers. These services include: (i) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with PaineWebber; (ii) providing customers with a service that invests the assets of their accounts in Financial Intermediary shares; (iii) processing dividend payments from the Trust on behalf of customers; (iv) providing information periodically to customers showing their positions in Financial Intermediary shares; (v) arranging for bank wires; (vi) responding to customer inquiries relating to the services performed by the financial intermediary; (vii) providing sub-accounting with respect to Financial Intermediary shares beneficially owned by customers or the information necessary for sub-accounting; (viii) forwarding shareholder communications from the Trust (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers, if required by law; and (ix) other similar services if requested by the Trust. No payments were made by any Fund to financial intermediaries during the fiscal year ended April 30, 1997 because no Financial Intermediary shares were outstanding during that period.

  The Trust's agreements with financial intermediaries are governed by an Amended and Restated Shareholder Services Plan (the "Plan") adopted by the board in connection with the offering of Financial Intermediary shares. Pursuant to the Plan, the board reviews, at least quarterly, a written report of the amounts expended under the Trust's agreements with financial intermediaries and the purposes for which the expenditures were made. In addition, the Trust's arrangements with financial intermediaries must be approved annually by a majority of the trustees, including a majority of the trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in these arrangements (the "Independent Trustees").

  The board may approve the Trust's arrangements with financial intermediaries if, based on information provided by the Trust's service contractors, there is a reasonable likelihood that the arrangements will benefit the Trust and its shareholders by affording the Trust greater flexibility in connection with the servicing of the accounts of the beneficial owners of its shares in an efficient manner. Any material amendment to the Funds' arrangements with financial intermediaries must be approved by a majority of the board, including a majority of the Independent Trustees. So long as the Trust's arrangements with financial intermediaries are in effect, the selection and nomination of the members of the board who are not "interested persons" of the Trust, as defined in the 1940 Act, will be committed to the discretion of those non-interested trustees.

  Conflict of interest restrictions may apply to a financial intermediary's receipt of compensation paid by a Fund in connection with the investment of fiduciary funds in Financial Intermediary shares. Financial intermediaries, including banks regulated by the Comptroller of the Currency and investment advisers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Financial Intermediary shares. See also "Financial Intermediaries" in the Prospectus.

                             FINANCIAL STATEMENTS

  The Funds' Annual Report to Shareholders for the fiscal year ended April 30, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and reports of independent auditors appearing therein are incorporated herein by this reference.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                  -----------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Restrictions.......................................   1
Trustees and Officers; Principal Holders of Securities.....................   5
Investment Advisory, Administration and Distribution Arrangements..........  11
Portfolio Transactions.....................................................  13
Additional Information Regarding Redemptions...............................  13
Valuation of Shares........................................................  14
Taxes......................................................................  15
Calculation of Yield.......................................................  15
Other Information..........................................................  16
Financial Statements.......................................................  18

(C) 1997 PaineWebber Incorporated
                                                   LIQUID INSTITUTIONAL RESERVES

                                                               MONEY MARKET FUND
                                                      GOVERNMENT SECURITIES FUND
                                                        TREASURY SECURITIES FUND

--------------------------------------------------------------------------------
                                             Statement of Additional Information

                                                          September 1, 1997

--------------------------------------------------------------------------------

                           PART C. OTHER INFORMATION
                           -------------------------

Item 24.   Financial Statements and Exhibits
           ---------------------------------

(a)  Financial Statements (filed herewith)

Money Market Fund
-----------------

Included in Part A of the Registration Statement:


     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997 and for the period June 3, 1991 (commencement of offering) to April 30, 1992.

     Financial Highlights for one Financial Intermediary share of the Fund for the year ended April 30, 1995 and for the period March 17, 1994 (commencement of offering) to April 30, 1994.


Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on July 2, 1997, Accession No. 0000912057-97-023286:


     Portfolio of Investments at April 30, 1997.

     Statement of Assets and Liabilities at April 30, 1997.

     Statement of Operations for the year ended April 30, 1997.

     Statement of Changes in Net Assets for each of the two years in the period ended April 30, 1997.

     Notes to Financial Statements.

     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997.

     Financial Highlights for one Financial Intermediary share of the Fund for the year ended April 30, 1995 and for the period March 17, 1994 (commencement of offering) through April 30, 1994.


     Report of Ernst & Young LLP, Independent Auditors, dated June 13, 1997.

Government Securities Fund
--------------------------

Included in Part A of the Registration Statement:


     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997 and for the period June 3, 1991 (commencement of offering) to April 30, 1992.

     Financial Highlights for one Financial Intermediary share of the Fund for the period July 12, 1994 (commencement of offering) to April 30, 1995.

Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on July 2, 1997, Accession No. 0000912057-97-023286:


     Portfolio of Investments at April 30, 1997.

     Statement of Assets and Liabilities at April 30, 1997.

     Statement of Operations for the year ended April 30, 1997.

     Statement of Changes in Net Assets for each of the two years in the period ended April 30, 1997.

     Notes to Financial Statements.

     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997.

     Financial Highlights for one Financial Intermediary share of the Fund for the period July 12, 1994 (commencement of offering) through April 30, 1995.


     Report of Ernst & Young LLP, Independent Auditors, dated June 13, 1997.

Treasury Securities Fund
------------------------

Included in Part A of the Registration Statement:


     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997 and for the period December 6, 1991 (commencement of offering) to April 30, 1992.


Included in Part B of the Registration Statement through incorporation by reference from the Annual Report to Shareholders, previously filed with the Securities and Exchange Commission through EDGAR on July 2, 1997, Accession No. 0000912057-97-023286:


     Portfolio of Investments at April 30, 1997.

     Statement of Assets and Liabilities at April 30, 1997.

     Statement of Operations for the year ended April 30, 1997.

     Statement of Changes in Net Assets for each of the two years ended April 30, 1997.

     Notes to Financial Statements.

     Financial Highlights for one Institutional share of the Fund for each of the five years in the period ended April 30, 1997.

     Report of Ernst & Young LLP, Independent Auditors, dated June 13, 1997.

(b)     Exhibits:

Exh. No.                Description of Exhibit
--------                ----------------------

 1     (a)  Amended and Restated Declaration of Trust /1/

       (b)  Amendment effective April 18, 1996 to Declaration of Trust /7/
 2     Amended and Restated By-Laws of the Trust /1/
 3     Voting Trust Agreement - none
 4 Instruments defining the rights of holders of Registrant's shares of beneficial interest /2/
 5     (a)  Investment Advisory and Administration Contract between Registrant and PaineWebber /6/

       (b) Investment Sub-advisory and Sub-administration Agreement between PaineWebber and Mitchell Hutchins /7/
 6     Distribution Contract between Registrant and PaineWebber /3/
 7     Bonus, profit or pension plans - none
 8     Custodian Contract /6/

 9     (a)  Transfer Agency Services and Shareholder Services Agreement (filed herewith)
       (b)  Shareholder Service Plan /7/
       (c)  Shareholder Service Agreement /7/
10 Other Opinions, appraisals, rulings and consents: Opinion and Consent of counsel (previously filed)
11     Consent of Independent Auditors (filed herewith)
12     Financial statements omitted from Part B - none
13     Letter of Investment Intent /4/
14     Prototype Retirement Plan - none
15     Plan Pursuant to Rule 12b-1 - none
16 Schedule for computation of performance quotations provided in the Registration Statement in response to Item 22 /5/
17     and
27     Financial Data Schedule  (filed herewith)

18     Plan pursuant to Rule 18f-3 /7/

_______________________________

/1/ Incorporated by reference to Pre-effective Amendment No. 1 to the registration statement (SEC File No. 33-39029), filed April 26, 1991.

/2/ Incorporated by reference from Articles II, IV, V, VI, VII and VIII of the Registrant's Amended and Restated Declaration of Trust and Article II of the Registrant's Amended and Restated By-Laws.

/3/ Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement (SEC File No. 33-39029), filed August 25, 1995.

/4/ Incorporated by reference to Pre-Effective Amendment No. 2 to the registration Statement (SEC File No. 33-39029), filed May 23, 1991.

/5/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement (SEC File No. 33-39029), filed August 28, 1992.

/6/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement (SEC File No. 33-39029) filed July 3, 1996.


/7/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement (SEC File No. 33-39029), filed August 30, 1996.

Item 25.  Persons Controlled by or under Common Control with Registrant
          -------------------------------------------------------------

          None.


Item 26.  Number of Holders of Securities
          -------------------------------

                                                    Number of Record
                                                   Shareholders as of
      Title of Class                                 June 30 , 1997
      --------------                               ------------------
      Shares of Beneficial Interest, par
        value $0.001 per share

      Money Market Fund


            Institutional Shares                          940

            Financial Intermediary Shares                   0

      Government Securities Fund


            Institutional Shares                          105

            Financial Intermediary Shares                   0

      Treasury Securities Fund


            Institutional Shares                          160

            Financial Intermediary Shares                   0

Item 27.  Indemnification
          ---------------

     Section 4.2 of Article IV of the Registrant's Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its shareholders, or to any shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Section 4.3(a) of Article IV of the Registrant's Declaration of Trust provides that the Registrant, or the appropriate series of the Registrant, will indemnify its Trustees and officers to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by such Trustees and officers in connection with any claim, action, suit or proceeding in which such Trustee or officer becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof. Additionally, Section 4.3(b) of Article IV provides that no such person shall be indemnified (i) where such person is liable to the Trust, a series thereof or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (ii) where such person has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust, or a series thereof, or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in (ii) above resulting in a payment by a Trustee or officer, unless there has been a determination by the court of other body approving the settlement or other disposition or based upon a review of readily available facts by vote of a majority of the non-interested Trustees or written opinion of independent legal counsel, that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Section 4.3(b) of Article IV further provides that the rights of indemnification may be insured against by policies maintained by the Trust. Section 4.4 of Article IV provides that no Trustee shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

     Section 4.6 of Article IV provides that each Trustee, officer or employee of the Trust or a series thereof shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust or a series thereof, upon an opinion of counsel, or upon reports made to the Trust or a series thereof by any of its officers or employees or by the Investment Adviser, the Administrator, the Distributor, Transfer Agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 9 of the Investment Advisory and Administration Contract with PaineWebber, Incorporated ("PaineWebber") provides that PaineWebber shall not be liable for any error of judgment or mistake of law or for any loss suffered by any series of the Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of PaineWebber in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract.
Section 13 of the Contract provides that the Trustees shall not be liable for any obligations of the Trust or any series under the Contract and that PaineWebber shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the Trustees.

     Section 7 of the Sub-Investment Advisory and Sub-Administration Agreement between PaineWebber and Mitchell Hutchins Asset Management, Inc. ("Mitchell Hutchins") provides that PaineWebber shall be indemnified and held harmless by the Registrant against all liabilities, except those arising out of willful misfeasance, bad faith, or reckless disregard of its obligations and duties under the Agreement.

     Section 9 of the Distribution Contract provides that the Trust will indemnify PaineWebber and its officers, directors and controlling persons against all liabilities arising from any alleged untrue statement of material fact in the Registration Statement or from any alleged omission to state in the Registration Statement a material fact required to be stated in it or necessary to make the statements in it, in light of the circumstances under which they were made, not misleading, except insofar as liability arises from untrue statements or omissions made in reliance upon and in conformity with information furnished by PaineWebber to the Trust for use in the Registration Statement; and provided that this indemnity agreement shall not protect any such persons against liabilities arising by reason of their bad faith, gross negligence or willful misfeasance; and shall not inure to the benefit of any such persons unless a court of competent jurisdiction or controlling precedent determines that such result is not against public policy as expressed in the Securities Act of 1933. Section 9 of each Distribution Contract also provides that PaineWebber agrees to indemnify, defend and hold the Trust, its officers and Trustees free and harmless of any claims arising out of any alleged untrue statement or any alleged omission of material fact contained in information furnished by PaineWebber for use in the Registration Statement or arising out of an agreement between PaineWebber and any retail dealer, or arising out of supplementary literature or advertising used by PaineWebber in connection with the Contract.

     Section 10 of the Distribution Contract contains provisions similar to
Section 13 of the Investment Advisory and Administration Contract.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to Trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     I. PaineWebber, a Delaware corporation, is a registered investment adviser and is wholly owned by Paine Webber Group, Inc. PaineWebber is primarily engaged in the financial services business. Information as to the officers and directors of PaineWebber is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-7163) and is incorporated herein by reference.

     II. Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is a wholly owned subsidiary of PaineWebber which is, in turn, a wholly owned subsidiary of PaineWebber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV, as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

Item 29.  Principal Underwriters
          ----------------------

     (a) PaineWebber serves as principal underwriter and/or investment adviser for the following other investment companies:

          PAINEWEBBER RMA MONEY FUND, INC.
          PAINEWEBBER RMA TAX-FREE FUND, INC.
          PAINEWEBBER MUNICIPAL MONEY MARKET SERIES
          PAINEWEBBER MANAGED MUNICIPAL TRUST

     (b) PaineWebber is the Registrant's principal underwriter. The directors and officers of PaineWebber, their principal business addresses, and their positions and offices with PaineWebber are identified in its Form ADV filed March 31, 1995, with the Securities and Exchange Commission (registration number 801-7163) and such information is hereby incorporated herein by reference. The information set forth below is furnished for those directors and officers of PaineWebber who also serve as directors or officers of the Trust.

                              POSITIONS AND OFFICES    POSITIONS AND OFFICES
NAME AND PRINCIPAL            WITH REGISTRANT          WITH UNDERWRITER
------------------            ---------------------    ------------------------
Margo N. Alexander            Trustee and President    Executive Vice President
                              (Chief Executive         and a Director
                              Officer)

Mary C. Farrell               Trustee                  Managing Director,Senior
                                                       Investment Strategist
                                                       and Member of the
                                                       Investment Policy
                                                       Committee

(c)  None.

Item 30.  Location of Accounts and Records
          --------------------------------

     The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's Portfolio Manager, Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodian.

Item 31.  Management Services
          -------------------

     Not applicable.

Item 32.  Undertakings
          ------------

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 30th day of June, 1997.

                         LIQUID INSTITUTIONAL RESERVES

                         By:  /s/ Dianne E. O'Donnell
                              --------------------------------
                                  Dianne E. O'Donnell
                                  Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                      Title                                Date
----------------------------   -----------------------------------  -------------
/s/ Margo N. Alexander         President and Trustee                June 30, 1997
----------------------------   (Chief Executive Officer)
    Margo N. Alexander *

/s/ Garrett Bewkes, Jr.        Trustee and Chairman                 June 30, 1997
----------------------------   of the Board of Trustees
    E. Garrett Bewkes, Jr. *

/s/ Richard Q. Armstrong       Trustee                              June 30, 1997
----------------------------
    Richard Q. Armstrong *

/s/ Richard R. Burt            Trustee                              June 30, 1997
----------------------------
    Richard R. Burt *

/s/ Mary C. Farrell            Trustee                              June 30, 1997
----------------------------
    Mary C. Farrell *

/s/ Meyer Feldberg             Trustee                              June 30, 1997
----------------------------
    Meyer Feldberg *

/s/ George W. Gowen            Trustee                              June 30, 1997
----------------------------
    George W. Gowen *

/s/ Frederic V. Malek          Trustee                              June 30, 1997
----------------------------
    Frederic V. Malek *

/s/ Carl W. Schafer            Trustee                              June 30, 1997
----------------------------
    Carl W. Schafer *

/s/ Paul H. Schubert           Vice President and Treasurer (Chief  June 30, 1997
----------------------------   Financial and Accounting Officer)
    Paul H. Schubert


* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.

                         LIQUID INSTITUTIONAL RESERVES

                                 EXHIBIT INDEX
                                 -------------

Exh. No.              Description of Exhibit
--------              ----------------------

 1    (a)  Amended and Restated Declaration of Trust /1/
      (b)  Amendment effective April 18, 1996 to Declaration of Trust /7/
 2    Amended and Restated By-Laws of the Trust /1/
 3    Voting Trust Agreement - none
 4 Instruments defining the rights of holders of Registrant's shares of beneficial interest /2/
 5    (a)  Investment Advisory and Administration Contract between Registrant and PaineWebber /6/
      (b) Investment Sub-advisory and Sub-administration Agreement between PaineWebber and Mitchell Hutchins /7/
 6    Distribution Contract between Registrant and PaineWebber /3/
 7    Bonus, profit or pension plans - none
 8    Custodian Contract /6/
 9 (a) Transfer Agency Services and Shareholder Services Agreement (filed herewith)
      (b)  Shareholder Service Plan /7/
      (c)  Shareholder Service Agreement /7/
10 Other Opinions, appraisals, rulings and consents: Opinion and Consent of counsel (previously filed)
11    Consent of Independent Auditors (filed herewith)
12    Financial statements omitted from Part B - none
13    Letter of Investment Intent /4/
14    Prototype Retirement Plan - none
15    Plan Pursuant to Rule 12b-1 - none
16 Schedule for computation of performance quotations provided in the Registration Statement in response to Item 22 /5/
17    and
27    Financial Data Schedule  (filed herewith)
18    Plan pursuant to Rule 18f-3 /7/

       _______________________________

/1/ Incorporated by reference to Pre-effective Amendment No. 1 to the registration statement (SEC File No. 33-39029), filed April 26, 1991.

/2/ Incorporated by reference from Articles II, IV, V, VI, VII and VIII of the Registrant's Amended and Restated Declaration of Trust and Article II of the Registrant's Amended and Restated By-Laws.

/3/ Incorporated by reference to Post-Effective Amendment No. 6 to the registration statement (SEC File No. 33-39029), filed August 25, 1995.

/4/ Incorporated by reference to Pre-Effective Amendment No. 2 to the registration Statement (SEC File No. 33-39029), filed May 23, 1991.

/5/ Incorporated by reference from Post-Effective Amendment No. 2 to registration statement (SEC File No. 33-39029), filed August 28, 1992.

/6/ Incorporated by reference from Post-Effective Amendment No. 8 to registration statement (SEC File No. 33-39029) filed July 3, 1996.

/7/ Incorporated by reference from Post-Effective Amendment No. 9 to the registration statement (SEC File No. 33-39029), filed August 30, 1996.